INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Fonix Corporation on Form S-2 of our report dated March 28, 1997, appearing in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP

Salt Lake City, Utah
December 29, 1999